SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                          FORM 8-K(A)




                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report: February 2, 1998


                     LEESBURG LAND & MINING, INC.
     (Exact name of registrant as specified in its charter)



     Colorado            0-12139        82-0379959         0000726166
(State or other          (Commission    (IRS Employer      CIK Number
jurisdiction of          File Number)   Identification No.)
incorporation)



c/o 10200 W. 44th Ave., #400, Wheat Ridge, CO     80033
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code 303-422-8127

Not Applicable
(Former name or former address, if changed since last report.)

Item 1.   Changes in Control of Registrant

          None.

Item 2.   Acquisition or Disposition of Assets

          None.

Item 3.   Bankruptcy or Receivership

          None.

Item 4.   Changes in Accountants

     Holben, Boak, Cooper & Co., formerly CPA's for the Company, resigned as auditor in November, 1997 due to pending dissolution of the firm. Gordon, Hughes & Banks, LLP, CPA's were engaged in November 1997 as auditors for Company.

     In connection with audits of two most recent fiscal years and any interim period preceding resignation, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused him to make reference in connection with his report to the subject matter of the disagreement(s).

     The audit report by Holben, Boak, Cooper & Co. for the year ended December 31, 1996, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Registrant as a going concern. Otherwise, the audit report by Holben, Boak, Cooper & Co. for the year ended December 1996 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

     The audit report by Holben, Boak, Cooper & Co. for the year ended December 31, 1995, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Registrant as a going concern. Otherwise, the audit report by Holben, Boak, Cooper & Co. for the year ended December 1995 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change accountants was approved by the Board of Directors as the registrant has no audit committee.

Item 5.   Other Events

          Not Applicable.

Item 6.   Resignation of Directors

          Not Applicable.

Item 7.   Financial Statements Pro Forma Financial & Exhibits

          Not Applicable.

Exhibits

          Exhibit 24.1

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 1998             LEESBURG LAND & MINING, INC.




                              by:/s/ Robert M. Beaton
                              Robert M. Beaton, President

HOLBEN, BOAK, COOPER & CO.
Certified Public Accountants            1777 S. Harrison Street, Suite #1000
Professional  Corporation               Denver, Colorado  80210
                                        (303) 759-2727 Fax (303) 759-2728


Exhibit 24.1

Securities and Exchange Commission
450 5th Avenue, N.W.
Washington, D.C.  20549


Gentlemen:

We have read and agree with the comments in Item 4 of form 8-K(A) of Leesburg Land & Mining, Inc. dated February 2, 1998.



                                        /s/ Holben, Boak, Cooper & Co.
                                        Holben, Boak, Cooper & Co.


Denver, Colorado
February 2, 1998